UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 17, 2002
                        (Date of earliest event reported)


                            -------------------------



                       TRANSACTION SYSTEMS ARCHITECTS, INC.
              (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

Item 5.  Other Events.

     On September 17, 2002, Transactions Systems Architects, Inc. issued a press release announcing the appointment of Harlan F. Seymour as Chairman of its Board of Directors. Mr. Seymour has been a TSA Board member since May 15, 2002.








                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: September 17, 2002             By:          /s/ Dwight G. Hanson
                                          --------------------------------------
                                                     Dwight G. Hanson
                                          Chief Financial Officer, Treasurer and
                                                   Senior Vice President